UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 6, 2011 (October 11, 2011)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services, Inc.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry Into a Material Definitive Agreement.

On October 6, 2011, Newtek Small Business Finance, Inc. (“NSBF”), a subsidiary of Newtek Business Services, Inc. (the “Company”), entered into an Amendment (the “Amendment”) to that certain Amended and Restated Loan and Security Agreement with Capital One, N.A. (“Capital One”), dated June 16, 2011, pursuant to which Capital One has been providing NSBF two credit facilities of up to a maximum aggregate amount of $27,000,000 (collectively, the “Credit Facility”). $12,000,000 of the Credit Facility is used to fund those portions of SBA 7(a) loans made by NSBF that are guaranteed by the SBA (the “Guaranteed Line”), and $15,000,000 of the Credit Facility is being used to fund those portions of SBA 7(a) loans made by NSBF that are not guaranteed by the SBA (the “Non-Guaranteed Line”).

Pursuant to the Amendment, the availability of both the Guaranteed Line and the Non-Guaranteed Line has been extended until September 30, 2013, in each case unless earlier terminated pursuant the terms of the Agreement. Prior to the Amendment, the Guaranteed Line would have been available until December 15, 2012 and the Non-Guaranteed Line would have been available until December 16, 2012. The Amendment also extended the date on which the outstanding balance of the Non-Guaranteed Line will convert into a term loan from December 16, 2012 until September 30, 2013 and the maturity date of such term loan from December 1, 2015 until October 1, 2016.

The above description is a summary and is qualified in its entirety by the terms of the Amendment, which is filed as Exhibit 10.8.5 to this Current Report on Form 8-K and is incorporated by reference herein.

A press release announcing the Amendment to the Credit Facility is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.8.5	Amendment to Loan Documents, dated October 6, 2011, by and among Newtek Small Business Finance, Inc., Capital One, N.A., Newtek Business Services, Inc. and the other guarantors party thereto.

99.1	Press Release, dated October 10, 2011, announcing the Amendment to the Credit Facility.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: October 11, 2011	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.8.5	Amendment to Loan Documents, dated October 6, 2011, by and among Newtek Small Business Finance, Inc., Capital One, N.A., Newtek Business Services, Inc. and the other guarantors party thereto.

99.1	Press Release, dated October 10, 2011, announcing the Amendment to the Credit Facility.